DIMENSIONAL INVESTMENT GROUP INC.
Emerging Markets Portfolio II

SUPPLEMENT TO THE STATUTORY PROSPECTUS
OF THE PORTFOLIO LISTED ABOVE

The purpose of this Supplement to the Statutory Prospectus dated February 28, 2021, of the portfolio listed above (the “Portfolio”), a series of Dimensional Investment Group Inc., is to incorporate the enhancements discussed below. Accordingly, the Prospectus is revised as follows:

1.	The following is added to the China Investments Risk under the “Principal Risks” section of the Prospectus:

The Portfolio may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments. It is uncertain whether the Chinese government will withdraw its implicit acceptance of VIEs, or whether Chinese courts or arbitration bodies would enforce the contractual rights of foreign investors, which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

2.
The following is added to the China Investments Risk under the “Additional Information on Investment Objective and Policies – Additional Information Regarding Investment Risks” section of the Prospectus:

Certain investments in Chinese companies may be made through a special structure known as a VIE.  In a VIE structure, foreign investors, such as the Portfolio, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.  It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Portfolio’s returns and net asset value.

The date of this Supplement is December 7, 2021

SUPP120721-011